UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2024

Devon Energy Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	001-32318	73-1567067
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 W. SHERIDAN AVE., OKLAHOMA CITY, OKLAHOMA		73102-5015
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (405) 235-3611

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	DVN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 8, 2024 (the “Execution Date”), Devon Energy Corporation, a Delaware corporation (“Devon” or the “Company”), and WPX Energy Williston, LLC, a Delaware limited liability company and wholly owned subsidiary of Devon (“Purchaser” and, together with Devon, the “Purchaser Parties”), entered into a securities purchase agreement (the “Purchase Agreement”) with Grayson Mill Holdings II, LLC, a Delaware limited liability company (“GM II Seller”), and Grayson Mill Holdings III, LLC, a Delaware limited liability company (together with GM II Seller, “Sellers”), Grayson Mill Intermediate HoldCo II, LLC, a Delaware limited liability company (“GM II Subject Company”), and Grayson Mill Intermediate HoldCo III, LLC, a Delaware limited liability company (together with GM II Subject Company, the “Subject Companies”). Pursuant to the Purchase Agreement, Purchaser has agreed to acquire all of the issued and outstanding securities of the Subject Companies from Sellers, in exchange for (i) $3,250,000,000.00 in cash (the “Cash Consideration”), and (ii) 37,210,292 shares of common stock, par value $0.10 per share (“Common Stock”), of the Company (the “Stock Consideration”), in each case subject to various purchase price adjustments.

The closing of the transactions contemplated by the Purchase Agreement (the “Transaction”) is expected to occur during the third quarter of 2024, subject to customary closing conditions, including the expiration or termination of all applicable waiting periods (“HSR Clearance”) imposed under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). Pursuant to the Purchase Agreement, Purchaser will deposit $250,000,000.00 into escrow within three business days of the Execution Date.

Sellers and the Purchaser Parties have made customary representations and warranties in the Purchase Agreement. The Purchase Agreement also contains customary covenants and agreements, including, among others, covenants and agreements relating to (a) the conduct of the Subject Companies’ and the Purchaser Parties’ businesses during the period between the Execution Date and closing of the Transaction, (b) indemnity obligations and (c) the efforts of the parties to cause the Transaction to be completed, including obtaining any required governmental approval and causing any applicable waiting period under the HSR Act to expire or terminate.

In accordance with the terms of the Purchase Agreement, Devon will enter into, at closing, a registration rights agreement (the “Registration Rights Agreement”) with Sellers and/or the Sellers’ designees who receive all or a part of the Stock Consideration (the “Holders”), pursuant to which Devon will agree to, on the terms set forth therein, register for resale the shares of Common Stock received by the Holders as a result of the Transaction.

The foregoing description of the Purchase Agreement and the Transaction does not purport to be complete and is subject to and qualified in its entirety by reference to the copy of the Purchase Agreement attached hereto as Exhibit 2.1 and incorporated herein by reference, and the foregoing description of the Registration Rights Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the form of Registration Rights Agreement, which is an exhibit to the Purchase Agreement and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in response to this Item 3.02. The issuance of the Stock Consideration to Sellers will be completed in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended, provided by Section 4(a)(2) thereof as a transaction by an issuer not involving any public offering. The Company will rely on this exemption from registration based in part on representations made by the Sellers.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company. These risks include, but are not limited to: the delay or failure to consummate the Transaction with the Sellers due to unsatisfied closing conditions, such as HSR Clearance delay, or other factors; the ultimate amount of Cash Consideration to be paid or Stock Consideration to be issued in the Transaction due to purchase price adjustments; the risk that, if acquired, the business of the Subject Companies does not perform consistent with Devon’s expectations, including with respect to future production or drilling inventory; and the other risks identified in the Company’s 2023 Annual Report on Form 10-K and its other filings with the Securities and Exchange Commission (the “SEC”). Investors are cautioned that any such statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward-looking statements. The forward-looking statements in this Current Report on Form 8-K are made as of the date hereof, and the Company does not undertake any obligation to update the forward-looking statements as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

Exhibit 2.1*	Securities Purchase Agreement, dated July 8, 2024, by and among Grayson Mill Holdings II, LLC, Grayson Mill Holdings III, LLC, Grayson Mill Intermediate HoldCo II, LLC, Grayson Mill Intermediate HoldCo III, LLC, WPX Energy Williston, LLC and Devon Energy Corporation.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain annexes, schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant undertakes to furnish supplemental copies of any of the omitted annexes, schedules and exhibits to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVON ENERGY CORPORATION

By:	/s/ Jeffrey L. Ritenour
Jeffrey L. Ritenour
Executive Vice President and Chief Financial Officer

Date: July 8, 2024